UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2019

STERIS plc

(Exact Name of Registrant as Specified in Charter)

Ireland	001-38848	98-1455064
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

70 Sir John Rogerson’s Quay

Dublin 2 Ireland

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: +353 1 232 2000

STERIS Limited

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note.

On March 28, 2019, STERIS plc, a public limited company organized under the laws of England and Wales (“STERIS UK”), completed its previously announced redomiciliation pursuant to which STERIS plc, a public limited company organized under the laws of Ireland (“STERIS Ireland”), became the ultimate holding company of STERIS UK (the “Redomiciliation”). The Redomiciliation was completed pursuant to a court-approved scheme of arrangement under English law (the “Scheme”).

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth in Item 2.03 and under the heading “Indemnity Agreements” in Item 5.02 of this Current Report on Form 8-K are incorporated by reference into this Item 1.01.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On March 28, 2019, pursuant to the Scheme, dated as of January 31, 2019, STERIS Ireland became the owner of the entire issued ordinary share capital of STERIS UK. Under the Scheme, each ordinary share, par value £0.10 per share, of STERIS UK (the “STERIS UK Shares”) was cancelled (we refer to the cancelled STERIS UK Shares as “Scheme Shares”) and such number of new STERIS UK Shares (which we refer to as “New STERIS UK Shares”) as was equal to the number of Scheme Shares so cancelled was issued to STERIS Ireland. The cancellation of the Scheme Shares and the subsequent issue of the New STERIS UK Shares to STERIS Ireland resulted in STERIS Ireland becoming the owner of the entire issued ordinary share capital of STERIS UK. Pursuant to the Scheme, the shareholders of Scheme Shares received one ordinary share, par value $75 per share, of STERIS Ireland (the “STERIS Ireland Shares”) for each Scheme Share they held. Following the redemption of STERIS UK’s redeemable preference shares on March 28, 2019, STERIS UK became a wholly owned subsidiary of STERIS Ireland.

The issuance of the STERIS Ireland Shares pursuant to the Scheme was registered under the Securities Act of 1933 (the “Securities Act”), pursuant to STERIS Ireland’s registration statement on Form S-4 (Registration No. 333-228188) (the “Initial Registration Statement”) and STERIS Ireland’s registration statement on Form S-4 (Registration No. 333-230526) filed pursuant to Rule 462(b) under the Securities Act (the “462(b) Registration Statement” and, together with the Initial Registration Statement, the “Registration Statement”) filed with the U.S. Securities and Exchange Commission (the “Commission”). The Initial Registration Statement became effective on January 31, 2019 and the 462(b) Registration Statement became effective on March 27, 2019. The definitive proxy statement/prospectus, dated January 31, 2019, of STERIS UK and STERIS Ireland that forms part of that Registration Statement contains additional information about the Redomiciliation and Scheme, including a description of the treatment of STERIS UK equity awards and information concerning the interests of directors, executive officers and affiliates of STERIS UK.

Pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934 (the “Exchange Act”), STERIS Ireland is the successor issuer to STERIS UK, the STERIS Ireland Shares are deemed to be registered under Section 12(b) of the Exchange Act, and STERIS Ireland is subject to the information requirements of the Exchange Act and the rules and regulations promulgated thereunder. The STERIS Ireland Shares have been approved for listing on the New York Stock Exchange (“NYSE”) and trade under the symbol “STE.”

The foregoing description of the Redomiciliation and the Scheme does not purport to be complete and is qualified in its entirety by reference to the section entitled “Explanatory Statement” contained in the Registration Statement, which is incorporated herein by reference.

The disclosures under the Introductory Note and Item 2.03 of this Current Report on Form 8-K are incorporated by reference into this Item 2.01.

Item 2.03.	Creation of a Direct Financial Obligation.

As previously disclosed, on March 5, 2019, STERIS UK executed a First Amendment (the “First Amendment”) to the Credit Agreement dated March 23, 2018 (“Credit Agreement”) among STERIS UK, as Borrower and Guarantor, STERIS Corporation (“Old STERIS”), as Borrower and Guarantor, their other affiliates that are Guarantors under the Credit Agreement, JPMorgan Chase Bank, N.A., as Administrative Agent for the lenders thereunder, and such lenders. The First Amendment provides, among other things, that with effect from the consummation of the Scheme, the Credit Agreement is amended and restated in the form attached to the First Amendment (the “Amended and Restated Credit Agreement”). The Amended and Restated Credit Agreement designates STERIS Ireland as a Borrower and Guarantor and Synergy Health Limited as a Guarantor, and also designates STERIS Emerald IE Limited as a guarantor. The Amended and Restated Credit Agreement also provides that STERIS Ireland will be the “Reporting Entity” thereunder and that the reporting requirements and covenant compliance will be the responsibility of STERIS Ireland or measured at the STERIS Ireland level. The Amended and Restated Credit Agreement does not effect any material changes in the terms of the Credit Agreement regarding borrowings or the issuance of letters of credit. The Amended and Restated Credit Agreement became effective on March 28, 2019.

Also as previously disclosed, on March 5, 2019, Old STERIS and the private placement noteholders party to each of the two Note Purchase Agreements dated March 31, 2015 and to the Note Purchase Agreement dated May 15, 2015 executed amendments to such Note Purchase Agreements and STERIS UK and the private placement noteholders party to the Note Purchase Agreement dated January 23, 2017 executed an amendment to such Note Purchase Agreement (the foregoing Note Purchase Agreements, as the same may have been previously amended, are referred to collectively herein as the “Note Purchase Agreements” and the March 5, 2019 amendments to the Note Purchase Agreements are referred to collectively herein as the “Note Purchase Agreement Amendments”). The Note Purchase Agreement Amendments also provide, among other things, that substantially concurrently with the consummation of the Scheme, the Note Purchase Agreements are amended and restated in the form attached to such Amendments. Additionally, the amended and restated Note Purchase Agreements provide that with effect from consummation of the Scheme, STERIS will be the “Reporting Entity” and that reporting requirements and covenant compliance will be the responsibility of the Reporting Entity or measured at the Reporting Entity level. Also, under the amended and restated Note Purchase Agreements STERIS and STERIS Emerald IE Limited have become guarantors and certain baskets have been increased to more closely align with those contained in the Credit Agreement. The amended and restated Note Purchase Agreements became effective on March 28, 2019.

As of December 31, 2018, there were a total of approximately $336 million and €25 million outstanding borrowings under the Credit Agreement and there were a total of approximately $676 million, €99 million and £75 million in outstanding notes.

Item 3.03.	Material Modification to the Rights of Security Holders.

The information set forth in Items 2.01 and 5.03 of this Current Report on Form 8-K are incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

With effect from the consummation of the Scheme, on March 28, 2019 each of the directors of STERIS UK as of immediately prior to the consummation of the Scheme, consisting of Richard C. Breeden, Cynthia L. Feldmann, Dr. Jacqueline B. Kosecoff, David B. Lewis, Sir Duncan K. Nichol, Walter M Rosebrough, Jr., Dr. Nirav R. Shah, Dr. Mohsen M. Sohi, Dr. Richard Steeves, Loyal W. Wilson and Dr. Michael B. Wood became directors of STERIS Ireland and resigned from the board of directors of STERIS UK. Information regarding the historical compensation paid by STERIS UK to the non-employee directors listed above is contained in the section entitled “Non-Employee Director Compensation” of STERIS UK’s Definitive Proxy Statement on Schedule 14A, filed on June 5, 2018 (the “STERIS UK Proxy”) and information concerning the current compensation received by non-employee directors is contained in Exhibit 10.1 to STERIS UK’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2018, both of these are incorporated herein by reference. Unless specified in this Item 5.02, the compensation arrangements with the non-employee directors of STERIS Ireland initially will remain consistent with the practices of STERIS UK.

With effect from the consummation of the Scheme, on March 28, 2019 J. Adam Zangerle and Michael J. Tokich resigned from their position as directors of STERIS Ireland.

With effect from the consummation of the Scheme, on March 28, 2019 all executive officers of STERIS UK were designated as executive officers with the same positions at STERIS Ireland. Biographical information with respect to the STERIS Ireland management, including Sudhir Pahwa, who at the time of the consummation of the Scheme was no longer an executive officer of STERIS UK, can be found in STERIS UK’s Annual Report Form 10-K for the fiscal year 2018 and the Current Report on Form 8-K filed on August 6, 2018, both of which are incorporated herein by reference. Information regarding the historical compensation paid by STERIS UK to its named executive officers and the compensation arrangements with such named executive officers, all of whom are expected to be named executive officers of STERIS Ireland, is contained in the section entitled “Executive Compensation” of the STERIS UK Proxy and the Current Report on Form 8-K filed on August 6, 2018, both of which are incorporated herein by reference. Unless specified in this Item 5.02, the compensation arrangements with STERIS Ireland’s named executive officers will remain consistent with the practices of STERIS UK.

Effective as of March 28, 2019, the committees of the Board of Directors of STERIS Ireland will be constituted as follows:

Audit Committee: Mr. Lewis, Mr. Breeden, Ms. Feldmann and Mr. Wilson.

Compensation Committee: Mr. Wilson, Dr. Kosecoff, Sir Duncan Nichol and Dr. Wood.

Nominating and Governance Committee: Mr. Breeden, Dr. Kosecoff, Mr. Lewis and Sir Duncan Nichol.

Compliance: Mrs. Feldmann, Mr. Rosebrough, and Drs. Steeves, Wood and Shah.

Indemnity Agreements

In connection with the Redomiciliation, STERIS Ireland is entering into deeds of indemnity with each of the directors and certain officers of STERIS Ireland. These arrangements provide for the indemnification of, and advancement of expenses to, these persons by STERIS Ireland, to the fullest extent permitted by law. A form of deed of indemnity is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

2006 Long-Term Equity Incentive Plan

In connection with the Redomiciliation, the STERIS plc 2006 Long-Term Equity Incentive Plan (the “Plan”) was amended and restated in its entirety and assumed by STERIS Ireland. In connection with the Redomiciliation, each STERIS UK award outstanding pursuant to the Plan immediately prior to the effective time of the Scheme was converted automatically into an equivalent award (including, in respect of restricted stock awards, by the cancellation of the restricted STERIS UK Shares and the issuance of STERIS Ireland Shares in replacement thereof) with respect to the same number of STERIS Ireland Shares as the number of STERIS UK Shares to which such award related immediately prior to the effective time of the Scheme, which equivalent award otherwise continues to be subject to the same terms and conditions that were applicable to such award immediately prior to the effective time of the Scheme, except as otherwise required in order to comply with applicable law. The STERIS plc 2006 Long-Term Equity Incentive Plan (As Assumed, Amended and Restated Effective March 28, 2019), is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Management Incentive Compensation Plan

In connection with the Redomiciliation, the STERIS plc Management Incentive Compensation Plan (the “MICP”) was amended and restated in its entirety and assumed by STERIS Ireland. The amendments made in connection with the Redomiciliation are minor and nonsubstantive and largely consist of clarifying provisions relating to STERIS Ireland’s assumption of the MICP. The STERIS plc Management Incentive Compensation Plan (As Assumed, Amended and Restated Effective March 28, 2019) is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Senior Executive Severance Plan

In connection with the Redomiciliation, STERIS Ireland approved the STERIS plc Senior Executive Severance Plan (the “Severance Plan”). The Severance Plan is intended to replace the STERIS UK Senior Executive Severance Plan (“Predecessor Plan”). Initially, the Severance Plan will cover all persons participating in the Predecessor Plan, which includes all executive officers. Additional participants will include other employees of STERIS Ireland and subsidiaries whose participation is approved by the Board or Compensation Committee of STERIS Ireland when those individuals’ coverage by the Predecessor Plan ends. The Severance Plan provisions and benefit levels are the same as those contained in the Predecessor Plan. Under the Severance Plan, a participant who terminates employment for Good Reason (as defined in the Severance Plan), or whose employment is terminated other than for Cause (as defined in the Severance Plan), will be entitled to severance benefits. Generally, severance benefits will consist of severance pay equal to the participant’s annual base salary, prorated incentive compensation (bonus), and reimbursement for continuing medical and dental coverage. Payment of severance benefits is contingent on the participant’s execution of a release of claims in favor of STERIS Ireland and its affiliates. If the termination is in conjunction with a Change in Control (as defined in the Severance Plan) and within specified time frames, the severance pay amount will equal two times the participant’s annual base salary. The Severance Plan or a participant’s participation in the Severance Plan may be terminated upon twelve months’ prior notice, with some limitations. An executive officer who is covered by both an agreement or other plan or arrangement providing benefits in the nature of severance and by the Severance Plan will be entitled to receive benefits under whichever provides for greater benefits, but not both. The Severance Plan is attached as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The rights of holders of STERIS Ireland Shares are governed by the memorandum and articles of association of STERIS Ireland (the “STERIS Ireland Articles”). The STERIS Ireland Articles are filed as Exhibit 3.1 to this Current Report on Form 8-K and the description of STERIS Ireland Shares in the sections entitled “Description of STERIS Ireland Shares” and “Comparison of the Rights of STERIS Shareholders and STERIS Ireland Shareholders” contained in the Registration Statement are incorporated herein by reference.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

3.1*	STERIS plc memorandum and articles of association

10.1*	STERIS plc 2006 Long-Term Equity Incentive Plan (As Assumed, Amended and Restated Effective March 28, 2019)

10.2*	STERIS plc Management Incentive Compensation Plan (As Assumed, Amended and Restated Effective March 28, 2019)

10.3*	STERIS plc Senior Executive Severance Plan, As Adopted Effective March 28, 2019

10.4*	Form of Deed of Indemnity for Steris plc Directors and Executive Officers.

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERIS plc

Dated: March 28, 2019	By	/s/ J. Adam Zangerle
	Name:	J. Adam Zangerle
	Title:	Senior Vice President, General Counsel and Secretary